Exhibit 99.1

Investor Relations Contact

Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com

Public Relations Contact

Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

FOR IMMEDIATE RELEASE

Adobe Delivers Strong Q1 Financial Results

New Product Launches Expected to Fuel Company’s Revenue and Earnings Growth

SAN JOSE, Calif. — Mar. 23, 2010 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its first quarter fiscal year 2010 ended March 5, 2010.

In the first quarter of fiscal 2010, Adobe achieved revenue of $858.7 million, compared to $786.4 million reported for the first quarter of fiscal 2009 and $757.3 million reported in the fourth quarter of fiscal 2009.  This represents 9 percent year-over-year revenue growth.  Adobe’s first quarter revenue target range was $800 to $850 million.

“Stability in our creative business, combined with strength in our Acrobat and Omniture solutions, helped drive strong financial performance in Q1,” said Shantanu Narayen, president and CEO of Adobe.  “The market trends enabling our diverse business remain strong and we are bullish about the upcoming launches of Flash Player and Creative Suite.”

First Quarter Fiscal 2010 GAAP Results

Adobe’s GAAP diluted earnings per share for the first quarter of fiscal 2010 were $0.24, based on 532.6 million weighted average shares. This compares with GAAP diluted earnings per share of $0.30 reported in the first quarter of fiscal 2009 based on 527.8 million weighted average shares, and GAAP diluted loss per share of $0.06 reported in the fourth quarter of fiscal 2009 based on 532.0 million weighted average shares.

GAAP operating income was $176.8 million in the first quarter of fiscal 2010, compared to $207.9 million in the first quarter of fiscal 2009 and $153.6 million in the fourth quarter of fiscal 2009.  As a percent of revenue, GAAP operating income in the first quarter of fiscal 2010 was 20.6 percent, compared to 26.4 percent in the first quarter of fiscal 2009 and 20.3 percent in the fourth quarter of fiscal 2009.

GAAP net income was $127.2 million for the first quarter of fiscal 2010, compared to GAAP net income of $156.4 million reported in the first quarter of fiscal 2009 and GAAP net loss of $32.0 million in the fourth quarter of fiscal 2009.

First Quarter Fiscal 2010 Non-GAAP Results

Adobe’s non-GAAP diluted earnings per share for the first quarter of fiscal 2010 were $0.40.  This compares with non-GAAP diluted earnings per share of $0.45 reported in the first quarter of fiscal 2009 and non-GAAP diluted earnings per share of $0.39 reported in the fourth quarter of fiscal 2009.

Adobe’s non-GAAP operating income was $289.3 million in the first quarter of fiscal 2010, compared to $295.0 million in the first quarter of fiscal 2009 and $265.2 million in the fourth quarter of fiscal 2009.  As a percent of revenue, non-GAAP operating income in the first quarter of fiscal 2010 was 33.7 percent, compared to 37.5 percent in the first quarter of fiscal 2009 and 35.0 percent in the fourth quarter of fiscal 2009.

Non-GAAP net income was $211.7 million for the first quarter of fiscal 2010, compared to $236.8 million in the first quarter of fiscal 2009 and $206.8 million in the fourth quarter of fiscal 2009.

Reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Second Quarter Fiscal 2010 Financial Targets

For the second quarter of fiscal 2010, Adobe is targeting revenue of $875 million to $925 million.  The Company’s operating margin is targeted to be 21.0 percent to 24.5 percent on a GAAP basis, and 33.5 percent to 35.5 percent on a non-GAAP basis.  In addition, the Company is targeting its share count to be between 531 million and 535 million shares, and it is targeting non-operating expense between $16 million and $18 million.  Adobe’s GAAP and non-GAAP tax rate is expected to be approximately 25 percent.

These targets lead to a second quarter diluted earnings per share target range of $0.23 to $0.30 on a GAAP basis, and an earnings per share target range of $0.39 to $0.44 on a non-GAAP basis.

Reconciliation between these GAAP and non-GAAP financial targets is provided at the end of this press release.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including those related to revenue, operating margin, non-operating expense, tax rate, share count, earnings per share and business momentum, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to develop, market and distribute new products and services or upgrades or enhancements to existing products and services that meet customer requirements, introduction of new products, services and business models by existing and new competitors, failure to successfully manage transitions to new business models and markets, the economic downturn and continued uncertainty in the financial markets and other adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to realize the anticipated benefits of past or future acquisitions, and difficulty in integrating such acquisitions, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from third-party infringers, or unauthorized copying, use or disclosure, security vulnerabilities in our products and systems, interruptions or delays in our service or service from third-party service providers that host or deliver services, security or privacy breaches, or failure in data collection, failure to manage Adobe’s sales and distribution channels and third-party customer service and technical support providers effectively, disruption of Adobe’s business due to catastrophic events, risks associated with global operations, currency fluctuations, risks associated with our debt service obligations, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or amortizable intangible assets, changes in, or interpretations of, tax rules and regulations, Adobe’s inability to attract and retain key personnel, impairment of Adobe’s investment portfolio due to deterioration of the capital markets, and market risks associated with Adobe’s equity investments. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.

The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our first quarter ended March 5, 2010, which the Company expects to file in April 2010. Adobe does not undertake an obligation to update forward-looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information – anytime, anywhere and through any medium. For more information, visit www.adobe.com.

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© 2010 Adobe Systems Incorporated. All rights reserved.  Adobe, Adobe Acrobat, Adobe Creative Suite, Adobe Flash, Omniture and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended
	March 5, 2010	February 27, 2009

Revenue:
Products	$799,445	$742,199
Services and support	59,255	44,191
Total revenue	858,700	786,390

Cost of revenue:
Products	69,782	58,918
Services and support	19,586	18,435
Total cost of revenue	89,368	77,353

Gross profit	769,332	709,037

Operating expenses:
Research and development	174,340	149,917
Sales and marketing	297,294	249,491
General and administrative	91,046	74,051
Restructuring charges	11,622	12,270
Amortization of purchased intangibles	18,197	15,392
Total operating expenses	592,499	501,121

Operating income	176,833	207,916

Non-operating income (expense):
Interest and other income, net	611	13,284
Interest expense	(7,695)	(792)
Investment gains (losses), net	(3,534)	(17,246)
Total non-operating income (expense), net	(10,618)	(4,754)

Income before income taxes	166,215	203,162
Provision for income taxes	39,061	46,727

Net income	$127,154	$156,435

Basic net income per share	$0.24	$0.30

Shares used in computing basic net income per share	524,173	524,268

Diluted net income per share	$0.24	$0.30

Shares used in computing diluted net income per share	532,645	527,830

Condensed Consolidated Balance Sheets

(In thousands, except par value; unaudited)

	March 5,	November 27,
	2010	2009

ASSETS

Current assets:
Cash and cash equivalents	$1,589,442	$999,487
Short-term investments	1,082,942	904,986
Trade receivables, net of allowances for doubtful accounts of $14,602 and $15,225, respectively	350,577	410,879
Deferred income taxes	67,265	77,417
Prepaid expenses and other current assets	86,993	80,855
Total current assets	3,177,219	2,473,624

Property and equipment, net	386,205	388,132
Goodwill	3,494,073	3,494,589
Purchased and other intangibles, net	487,605	527,388
Investment in lease receivable	207,239	207,239
Other assets	192,728	191,265
Total assets	$7,945,069	$7,282,237

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$44,188	$58,904
Accrued expenses	364,437	419,646
Accrued restructuring	19,773	37,793
Income taxes payable	151,841	46,634
Deferred revenue	320,535	281,576
Total current liabilities	900,774	844,553

Long-term liabilities:
Debt	1,493,546	1,000,000
Deferred revenue	39,208	36,717
Accrued restructuring	6,104	6,921
Income taxes payable	224,273	223,528
Deferred income taxes	79,670	252,486
Other liabilities	30,074	27,464
Total liabilities	2,773,649	2,391,669

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,339,965	2,390,061
Retained earnings	5,427,068	5,299,914
Accumulated other comprehensive income	29,109	24,446
Treasury stock, at cost (75,052 and 78,177 shares, respectively), net of reissuances	(2,624,783)	(2,823,914)
Total stockholders’ equity	5,171,420	4,890,568
Total liabilities and stockholders’ equity	$7,945,069	$7,282,237

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	March 5, 2010	February 27, 2009
Cash flows from operating activities:
Net income	$127,154	$156,435
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	68,581	68,740
Stock-based compensation expense, net of tax	93,031	48,245
Unrealized investment losses	2,331	15,784
Changes in deferred revenue	42,586	(50,034)
Changes in operating assets and liabilities	(73,880)	126,573

Net cash provided by operating activities	259,803	365,743

Cash flows from investing activities:
Purchases of short-term investments, net of sales and maturities	(180,485)	(107,839)
Purchases of property and equipment	(25,547)	(15,916)
Purchases of long-term investments and other assets, net of sales	(2,687)	(7,807)

Net cash used for investing activities	(208,719)	(131,562)

Cash flows from financing activities:
Purchases of treasury stock	(20)	(13)
Reissuance of treasury stock	49,824	28,604
Proceeds from debt, net	1,493,439	—
Repayment of debt	(1,000,000)	—
Debt issuance costs	(10,142)	—
Excess tax benefits from stock-based compensation	7,058	84

Net cash provided by financing activities	540,159	28,675

Effect of exchange rate changes on cash and cash equivalents	(1,288)	(381)
Net increase in cash and cash equivalents	589,955	262,475
Cash and cash equivalents at beginning of period	999,487	886,450
Cash and cash equivalents at end of period	$1,589,442	$1,148,925

Non-GAAP Results

(In thousands, except per share data)

The following tables show Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended
	March 5, 2010	February 27, 2009	November 27, 2009

Operating income:

GAAP operating income	$176,833	$207,916	$153,642
Stock-based and deferred compensation expense	64,886	45,007	41,689
Restructuring charges	11,622	12,270	25,394
Amortization of purchased intangibles and incomplete technology	35,993	29,782	44,461
Non-GAAP operating income	$289,334	$294,975	$265,186

Net income:

GAAP net income	$127,154	$156,435	$(32,043)
Stock-based and deferred compensation expense	64,886	45,007	41,689
Restructuring charges	11,622	12,270	25,394
Amortization of purchased intangibles and incomplete technology	35,993	29,782	44,461
Investment losses (gains)	3,534	17,246	(1,478)
Income tax adjustments	(31,502)	(23,990)	128,740
Non-GAAP net income	$211,687	$236,750	$206,763

Diluted net income per share:

GAAP diluted net income (loss) per share	$0.24	$0.30	$(0.06)
Stock-based and deferred compensation expense	0.12	0.09	0.08
Restructuring charges	0.02	0.02	0.05
Amortization of purchased intangibles and incomplete technology	0.07	0.06	0.08
Investment losses	0.01	0.03	—
Income tax adjustments	(0.06)	(0.05)	0.24
Non-GAAP diluted net income per share	$0.40	$0.45	$0.39

Shares used in computing diluted net income per share	532,645	527,830	531,961

Non-GAAP Results (continued)

(In thousands)

	Three Months Ended
	March 5, 2010	February 27, 2009	November 27, 2009

Operating expenses:

GAAP operating expenses	$592,499	$501,121	$521,317
Stock-based and deferred compensation expense	(63,938)	(44,904)	(41,266)
Restructuring charges	(11,622)	(12,270)	(25,394)
Amortization of purchased intangibles and incomplete technology	(18,197)	(15,392)	(25,901)
Non-GAAP operating expenses	$498,742	$428,555	$428,756

	Three Months Ended
	March 5, 2010	February 27, 2009	November 27, 2009

Operating margin:

GAAP operating margin	20.6%	26.4%	20.3%
Stock-based and deferred compensation expense	7.6	5.7	5.5
Restructuring charges	1.4	1.6	3.4
Amortization of purchased intangibles and incomplete technology	4.1	3.8	5.8
Non-GAAP operating margin	33.7%	37.5%	35.0%

Three Months Ended
March 5, 2010
Effective income tax rate:

GAAP effective income tax rate	23.5%
Stock-based and deferred compensation expense	0.8
Restructuring charges	0.2
Amortization of purchased intangibles	0.5
Non-GAAP effective income tax rate	25.0%

Second Quarter Non-GAAP Financial Targets

(In millions, except per share data)

The following tables show the Company’s second quarter fiscal year 2010 GAAP financial targets reconciled to non-GAAP financial targets included in this release.

	Second Quarter Fiscal 2010
	Low	High
Operating margin:

GAAP operating margin	21.0%	24.5%
Stock-based and deferred compensation expense	7.3	6.6
Restructuring charges	0.8	0.5
Amortization of purchased intangibles	4.4	3.9
Non-GAAP operating margin	33.5%	35.5%

	Second Quarter Fiscal 2010
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$0.23	$0.30
Stock-based and deferred compensation expense	0.12	0.11
Restructuring charges	0.02	0.01
Amortization of purchased intangibles	0.07	0.07
Income tax adjustments	(0.05)	(0.05)
Non-GAAP diluted net income per share	$0.39	$0.44

Shares used in computing diluted net income per share	535.0	531.0

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock-based and deferred compensation impact, restructuring charges, amortization of purchased intangibles and incomplete technology, investment gains and losses, and the related tax impact of all of these items, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes and a one-time tax charge related to our acquisition of Omniture in the fourth quarter of 2009, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.